SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: January 12, 2009
                        (Date of earliest event reported)


                             HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                        0-5411                      23-2413500
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(State or other                  (Commission                  (IRS Employer
 jurisdiction of                 File Number)                 Identification
 incorporation)                                                   Number)


101 North Pointe Boulevard, Lancaster, Pennsylvania             17601-4133
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Address of principal executive offices)                         (Zip Code)



Registrant's telephone number including area code            (717) 735-8117
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (b) On January 12, 2009, Kevin J. Purcell resigned as the Company's Chief Financial Officer. Mr. Purcell will continue to act as a consultant to the Company until June 6, 2009.

     (c) Anello C. Garefino, Vice President - Finance since September 2004, has been appointed by the Board of Directors as the Company's Chief Financial Officer, to serve at the pleasure of the Board. Mr. Garefino has been employed by the Company in various financial positions since January 1990 and was the Company's Chief Financial Officer from June 1993 to September 2004.


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HERLEY INDUSTRIES, INC.


                                    By: /s/ Myron Levy
                                        -----------------------------------
                                            Myron Levy
                                            Chairman and Chief Executive Officer

Dated:   January 13, 2009